 EXHIBIT 99.1 UIL Holdings Corporation Transforming Investment into Future Value Wall Street Access and Berenson & Co. Northeast Conference Boston, February 28, 2008 Richard J. Nicholas Executive Vice President and Chief Financial Officer

 Safe Harbor Provision Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances. For more information, contact: Sue Allen – V.P. IR, 203.499.2409 Susan.Allen@uinet.com Michelle Hanson – Mgr. IR, 203.499.2481 Michelle.Hanson@uinet.com

 Discussion Topics 2007 Accomplishments, Earnings & Financial Highlights 2008 Earnings Guidance and Initiatives 10-year Capital Expenditure Plan Generation Opportunities Why Invest in UIL?

 Why UIL? Competitively positioned for continued success Solid enterprise foundation Seasoned management team with industry expertise Attractive investment opportunities in both distribution and transmission businesses Future investment opportunities in generation Focused on regulated utility Pure-play utility with earnings growth Continued committment to the dividend Consistent dividend for more than 12 years, returning an annual dividend of $1.728 per share Paid a consecutive quarterly dividend for more than 100 years

 2007 Accomplishments Announced 10-year (2007-2016), $1.75 B capital expenditure program $887 M in Distribution, $866 M in Transmission To support robust infrastructure and customer needs Continued progress on the Middletown to Norwalk (M/N) 345 kV transmission project More than 70% complete In service in 2009 Favorable FERC rulings Transmission investment incentives Attractive ROEs Partnering with NRG Energy, Inc. enables new generation investment opportunities Hybrid generation model can deliver the “best of both worlds” Win for customers and shareowners UI was honored as the winner for the Global AMI Utility Peer Group Revenue Assurance Initiative Award for best practices related to business case development, implementation and operation of advanced metering systems Successfully working out residual Xcelecom issues Achieved settlement agreements that accelerate certain collections and reduce on-going risk

 2007 Fourth Quarter and Annual Earnings

 2007 Financial Highlights M/N incentive rate filing decision issued and effective in May, granting 100% CWIP in rate base and 50 bps incentive adder to ROE on advanced technology portion of the project (approx. 50%) Financing plan approved by DPUC in June. Successfully priced $175M of Senior Notes in July. Issued $100M in September and $75M in December In March, cash settlements of $2.5M for Terry’s Electric, and in September/October, $0.5M for ABW and $7.3M for Phalcon. Significantly moves the Xcelecom “tail” towards final resolution from both a financial and management attention perspective Lower kWh volume in UI’s service territory Pass through of all generation service costs 2007 achieved Distribution ROE - 8.93%, 2007 average rate base of $655M including CTA 2007 achieved Transmission ROE - 11.97%, 2007 average rate base of $194M

 2008 Earnings Guidance & Beyond as of February 21, 2008 CAGR based on actual 2007 results and earnings projection for 2008. Assumes UI earns its distribution allowed return on equity in 2010. Does not include potential generation opportunities. ** Assumes UI earns a distribution return on equity of 8% to 8.5% and a transmission return on equity of 12.15% in 2008. Expectations are not intended to be additive.

 2008 Guidance Drivers Assumes the distribution division will earn a return on equity 8% to 8.5% in 2008, compared to its allowed return on equity of 9.75% Assumes the transmission division will earn its allowed return Based on current composition of the transmission rate base and projected spending in 2008, the 2008 expected weighted average return on equity is 12.15% CTA forecast reflects earning the allowed return on equity of 9.75% and maintaining the allowed capital structure of 48% equity / 52% debt Forecast assumes lower forecasted incentives from conservation and Energy Independence Act programs

 2008 Initiatives Execute on 10-year capital expenditure plan Bid to build new peaking generation in the state of CT jointly with NRG Energy, Inc. Work with key stakeholders on the joint energy assessment and resource plan Prepare for next distribution regulatory filing kWh sales Uncollectibles Earn on growth in distribution rate base

 Capital Expenditure Detail * Support system and other infrastructure

 Changes to CapEx Forecast Transmission CapEx driven by; Timing M/N – slight shift of dollars from 2007 to 2008 Various other projects – shift into the future Increase in Scope M/N – additional construction costs Various other projects – increases in expected costs Distribution CapEx driven by; Timing Shift of capacity or infrastructure work

 Transmission Need $ 716 MILLION IN PROJECTS (2008-2016) Aging Infrastructure Substation rebuilds Line/cable upgrades Component replacement Capacity Six new substations Standards Compliance Thermal/ Voltage/ Fault duty Bulk Power System Protection Middletown/Norwalk 345 kV Gas Insulated Substation 5.6 miles XLPE underground cable Other State-Regional solutions

 Distribution Need $938 MILLION IN PROJECTS (2008-2016) Aging Infrastructure Substations Network facilities Splicing chambers Poles/ cable/ transformers Capacity Six new substations Customer Connecting customer loads Support Systems IT Routine Other Infrastructure Facilities

 Investments for the Customer Results in Returns to our Shareowners Average Rate Base Total $849 $1,023 $1,061 $1,087 $1,171 $1,232

 Rate Base Evolution 2007 Total = $849 M 2012 Total = $1,232 M

 Aging Infrastructure – Historic Investment Arab Oil Embargo Seabrook Restructuring Replacement Cost Installed Cost Source: Installed Cost – FERC Form 1 Distribution Electric Plant Additions - Escalation-Handy Whitman Index for Electric Utilities

 Financing Plan 2007-2009 Consolidated cash on hand at UIL on 12/31/07, $13.2 million Primarily proceeds from non-utility divestitures Used to infuse equity into UI IRS refund of $20.4 million received January 2, 2008 Received $0.9 million in interest on the January 2008 refund DPUC approved a 3-year debt financing plan of $375 million Issued $175 million in 2007 Expected to issue $50 million new debt in 2008 Refinancing $100 million maturing debt in 2008 $25 million tax-exempt bonds due to be remarketed in 2008 UIL Holdings to infuse equity into UI to maintain allowed capital structure of 48% equity, 52% debt No equity issuance planned to support capital expenditure program through 2010, excluding potential generation spending

 A New Opportunity: The Hybrid Generation Model THE HYBRID GENERATION MODEL CAN PROVIDE THE “BEST OF BOTH WORLDS” 2007 legislation recognized the need for more peaking generation in Connecticut UI/NRG Partnership UI’s COS expertise and record of delivering customer benefits NRG’s expertise in developing, building and operating generation assets NRG Owns 25,000 MW of Generation 1,500 MW in CT at 5 sites Potential project benefits include Increased system reliability Competitive cost of construction and operation Price stability of cost of service investment The Hybrid model provides a template to potentially expand into “base-load” generation investments that can provide additional consumer and business value Timeframe Filed qualification package with DPUC on February 1, 2008 By March 3, 2008–proposal submitted to DPUC July 1, 2008–DPUC decision expected on proposal If approved by DPUC, COS peaking generation potentially in 2010

 Regulatory Update Energy Assessment and Resource Plan - filed with the Connecticut Energy Advisory Board (CEAB) on January 2, 2008 Collaborative effort between UI, CL&P and The Brattle Group, and independent economic consulting group Recommendations Maximize the use of demand side management Explore longer-term power contracts on a cost of service basis Evaluate the structure and cost of CT’s renewable portfolio standard Consider ways to mitigate the exposure of CT consumers to the price and availability of natural gas Hearings currently underway with CEAB Awaiting a DPUC decision on generation service charge procurement incentive Draft decision issued December 8, 2005 approved UI’s methodology for calculating the fee in 2004, which amounted to $1.4 million A second draft decision has been scheduled for March 2008 New legislation provides for unbundling of kWh sales from revenues in our next regulatory filing

 UIL is an Attractive Investment As of February 22, 2008 * Assumes achieving a distribution return on equity of 8% to 8.5% and a transmission weighted average return on equity of 12.15% in 2008.

 Why UIL? Competitively positioned for continued success Solid enterprise foundation Seasoned management team with industry expertise Attractive investment opportunities in both distribution and transmission businesses Future investment opportunities in generation Focused on regulated utility Pure-play utility with earnings growth Continued committment to the dividend Consistent dividend for more than 12 years, returning an annual dividend of $1.728 per share Paid a consecutive quarterly dividend for more than 100 years

 Q&A

 Appendix

 The United Illuminating Company * 34 substations by 2016 ** Including CTA

 10-Year Transmission Planning PROJECTS IN THREE CATEGORIES Distribution Capacity Distribution capacity solutions exhausted Distribution load transfers Existing substation expansion Aging Infrastructure Majority of assets exceeding useful lives Substation rebuilds Line/Cable replacements Component replacement program Standards Compliance North American Electric Reliability Council Standards

 Distribution Capacity Impact of Load Growth 2012

 Aging Infrastructure OVERVIEW OF AN AGING SYSTEM Majority of current assets installed in the 1960’s and 1970’s Common useful lives: 35 to 50+ years At end of life, risk of failure increases Reliability diminishes For Example: Substations 30 years and under 19% Over 30 years 81% SUBSTATIONS

 Standards Compliance North American Electric Reliability Council/Northeast Power Coordinating Council/ISO-NE Reliability Standards: Thermal Standards intended to ensure that equipment and components remain within acceptable operating limits Voltage Standards intended to keep system voltage within acceptable limits Short Circuit Standards designed to prevent equipment from failing Bulk Power System Protection Criteria Prioritization Criteria: Projected future date that condition creating violation could develop The identified early-phase projects address concerns in all four areas above

 Middletown to Norwalk Transmission Project EXPERIENCE & DEMONSTRATED CAPABILITIES Cap Ex: $265-$285 million In service in 2009 All underground One of, if not the largest 345-kV Gas Insulated Switchgear substation in North America Rate base growth: $270-$290 million FERC incentives approved pending requests for rehearing 100% CWIP, ROE adder granted

 UI Transmission Project Locations Sampling of Some of the Major Projects: Capacity: Trumbull, Shelton, Fairfield, Orange, Hamden, North Branford Substations Aging: Grand, Baird, Sackett Substation Rebuilds Standards Compliance: Naugatuck Valley, Pequonnock Fault Duty, Underground transmission Other: e.g. customer driven needs, regional solutions, etc.